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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

      Filed by the Registrant |X|
      Filed by a party other than the Registrant |_|

      Check the appropriate box:
      |_|  Preliminary proxy statement              |_|  Confidential, for Use
      |X|  Definitive proxy statement                    of the Commission Only
      |_|  Definitive additional materials               (as permitted by Rule
      |_|  Soliciting material under Rule 14a-12         14a-6(e)(2))

                            SONICS & MATERIALS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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

                            SONICS & MATERIALS, INC.
                               53 CHURCH HILL ROAD
                                NEWTOWN, CT 06470
                                 (203) 270-4600


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON TUESDAY, DECEMBER 18, 2001



Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Sonics & Materials, Inc. (the "Company") which will be held at the Ethan Allen Inn, Danbury, Connecticut on Tuesday, December 18, 2001, at 10:00 a.m. local time. The meeting is to be held for the following purposes:

     1. To elect four directors, each for a term of one year or until their respective successors are elected and qualified;

     2. To ratify the appointment by the Board of Directors of Schneider & Associates LLP as independent accountants for the fiscal year 2002; and

     3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     These items are fully discussed in the following pages, which will be made part of this Notice. Only stockholders of record on the books of the Company at the close of business on October 16, 2001 will be entitled to vote at the meeting. The transfer books of the Company will not be closed. A list of stockholders entitled to vote will be available for inspection at the offices of the Company at 53 Church Hill Road, Newtown, Connecticut for 10 days prior to the Annual Meeting.

     Stockholders are requested to sign, date and return the enclosed proxy as soon as possible. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof by filing written notice of such revocation with the Secretary of the Company, by submission of a duly executed proxy bearing a later date or by voting in person at the Annual Meeting of Stockholders. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy. Any written notice revoking a proxy should be sent to Secretary, Sonics & Materials, Inc., 53 Church Hill Road, Newtown, Connecticut 06470.


                                              By Order of the Board of Directors


                                              /s/ Lauren H. Soloff
Newtown, Connecticut                          Lauren H. Soloff
October 26, 2001                              Secretary

                            SONICS & MATERIALS, INC.
                               53 CHURCH HILL ROAD
                                NEWTOWN, CT 06470

                              --------------------
                                 PROXY STATEMENT
                              --------------------

                       2001 ANNUAL MEETING OF STOCKHOLDERS

     The enclosed proxy is solicited by the Board of Directors of Sonics & Materials, Inc. (the "Company") for use in voting at the Annual Meeting of Stockholders to be held at the Ethan Allen Inn, Danbury, Connecticut on Tuesday, December 18, 2001, at 10:00 a.m. local time, and at any postponement or adjournment thereof, for the purposes set forth in the attached notice.

VOTING AND REVOCABILITY OF PROXIES

     The persons named in the enclosed form of proxy will vote the shares for which they are appointed in accordance with the directions of the stockholders appointing them. In the absence of such directions, such shares will be voted FOR proposals 1 and 2 listed below and, in the best judgment of the persons named in the enclosed proxy, will be voted on any other matters as may come before the meeting. Any stockholder who executes a proxy has the power to revoke the same at any time before it is voted by filing written notice of such revocation with the Secretary of the Company, by submission of a duly executed proxy bearing a later date or by voting in person at the Annual Meeting of Stockholders. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy. Any written notice revoking a proxy should be sent to Secretary, Sonics & Materials, Inc., 53 Church Hill Road, Newtown, Connecticut 06470. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

     The principal executive offices of the Company are located at 53 Church Hill Road, Newtown, Connecticut 06470. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to the Company's stockholders is Friday, October 26, 2001.

RECORD DATE AND SHARE OWNERSHIP

     Only holders of shares ("Shares") of Common Stock, par value $.03 per share ("Common Stock"), of record at the close of business on October 16, 2001 are entitled to vote at the meeting. On the record date there were outstanding 3,520,100 Shares. Each outstanding Share is entitled to one vote upon all matters to be acted upon at the meeting. The holders of a majority of the issued and outstanding Shares, present in person or represented by proxy, shall constitute a quorum.

     The affirmative vote of a plurality of the votes cast by all stockholders entitled to vote thereon is required to elect directors (Proposal No. 1). Therefore, those nominees (up to the number of directors to be elected) receiving the highest number of votes will be elected. The affirmative vote of a majority of the votes cast by all stockholders entitled to vote thereon is required to ratify the appointment by the Board of Directors of the independent auditors (Proposal No. 2) and generally to act upon any other matter as may properly come before the meeting or any adjournment thereof. Both abstentions and proxy holders with authority to vote on at least one matter scheduled to come before the meeting are counted as "present" for the purposes of determining whether there is a quorum for the meeting. Abstentions have the effect of a negative vote on proposals requiring the approval of a majority of the Common Stock and, due entirely to the method of calculating a plurality, have no effect on the election of directors. Because broker non-votes are not entitled to a vote, they are not considered in any way when determining whether any proposal for which the broker withheld authority was approved.

PROPOSAL 1
ELECTION OF DIRECTORS

     At the meeting, four Directors will be elected by the stockholders to serve until the next annual meeting or until their successors are elected and qualified. The accompanying form of proxy will be voted for the election as Directors of the four persons named below, unless the proxy contains contrary instructions. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the proxy will be voted for the election of such person or persons as shall be designated by the Directors.

INFORMATION REGARDING EACH NOMINEE

     ROBERT S. SOLOFF
     AGE:  62
     FIRST ELECTED DIRECTOR:  1969
     PRESIDENT AND CHIEF EXECUTIVE OFFICER OF THE COMPANY
     MEMBER OF STOCK OPTION COMMITTEE AND AUDIT COMMITTEE

     Mr. Soloff joined the Company in 1969 and has served as its Chairman, President and a Director since then. From 1960 to 1961, he was employed as an Assistant Project Engineer by Kearfott-Singer, Inc. designing ultrasonic oil burners and investigating the use of ultrasonic energy for various industrial applications. From 1962 until 1969, Mr. Soloff held a variety of positions with Branson Sonic Power Company, a major manufacturer of ultrasonic devices. These positions included laboratory manager for new products and applications, New York Metro district sales manager and manager of new product development. He is a 1960 graduate of Cooper Union where he earned a bachelor of science degree in mechanical engineering.

     JACK TYRANSKY
     AGE: 56
     FIRST ELECTED DIRECTOR:  1995
     PARTNER, ALLEN & TYRANSKY
     MEMBER OF STOCK OPTION COMMITTEE AND AUDIT COMMITTEE

     Mr. Tyransky has been a partner in Allen & Tyransky, a Connecticut certified public accounting firm since 1975. This firm served as the Company's certified public accountants from 1988 to 1994. He holds a bachelor of science degree in accounting from the University of Maryland and a masters degree in science (taxation) from the University of Hartford.

     LAUREN H. SOLOFF
     AGE:  35
     FIRST ELECTED DIRECTOR: 1995
     VICE PRESIDENT OF LEGAL AFFAIRS AND INVESTOR RELATIONS OF THE COMPANY SECRETARY OF THE COMPANY

     Ms. Soloff, the daughter of Robert Soloff, joined the Company in early 1995 as Corporate Counsel, Secretary and a Director. In May of 1996, Ms. Soloff was promoted to Vice President of Legal Affairs and Investor Relations. From 1993 to 1994, she was employed by the Connecticut law firm of Siegel, O'Connor, Schiff and Zangari as an associate specializing in litigation for labor and employment matters. From 1991 to 1993, she served as a staff attorney for the Office of Solicitor of the U.S. Department of Labor where she was responsible for all aspects of appellate litigation as well as other litigation and counseling duties. Ms. Soloff is a member of the New York and Connecticut bars. She has a bachelor of arts degree from Tufts University and a juris doctorate from the Washington College of Law, American University.

     RONALD KALB
     AGE:  51
     FIRST ELECTED DIRECTOR: 1998

     Ronald Kalb is the Vice President and a principal owner of the Siegel Agency, Inc., a Connecticut insurance agency. Mr. Kalb has been with the Siegel Agency since 1977. Prior to that, he was employed as a civil engineer by Ebasco Services, Inc. He holds a bachelor of civil engineering degree from the City College of New York and received his masters in Engineering at the Brooklyn Polytechnical Institute.

     During the fiscal year ended June 30, 2001, there was one regular meetings of the Board of Directors. All of the directors of the Corporation attended both meetings of the Board of Directors.

     The Audit Committee, which was formed by the Board on February 8, 1996, recommends for the approval by the Board of Directors a firm of certified public accountants whose duty it is to audit the financial statements of the Company for the fiscal year in which they are appointed and monitors the effectiveness of the audit effort, the Company's financial and accounting organization and controls and financial reporting. The Audit Committee met once during fiscal year 2001. The members of the Audit Committee are Jack Tyransky, Robert Soloff and Ronald Kalb.

     The Stock Option Committee, formed by the Board on September 29, 1995, administers the Company's Incentive Stock Option Plan, as amended (the "Option Plan"), including the review and grant of stock options to all eligible employees under such Plan. Its members are Jack Tyransky and Robert Soloff. The Stock Option Committee did not meet in fiscal year 2001.

     The Board of Directors does not have an executive committee, nominating committee or compensation committee.

     The Company's non-employee directors are paid a fee of $300 for attendance at each of its Board of Directors meetings plus related expenses.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NAMED NOMINEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

                             EXECUTIVE COMPENSATION

     The following table sets forth, for the fiscal years ended June 30, 2001, 2000, and 1999, the annual and long-term compensation for the Company's Chief Executive Officer (the "named executive"). This was the only employee officer, who was serving as such on June 30, 2001 whose annual compensation exceeded $100,000 for the fiscal year ended June 30, 2001.

SUMMARY COMPENSATION TABLE

NAME AND                                      BASE        OTHER ANNUAL
PRINCIPAL POSITION                YEAR       SALARY     COMPENSATION (1)
------------------                ----       ------     ----------------
Robert SoloffSoloff               2001      $138,000        $14,576
Chairman of the Board,            2000       114,000         18,941
President, and CEO                1999       114,000         18,941

---------------------------
(1) Represents compensation for excess life insurance premium and personal use of company auto. Includes executive insurance benefits for Mr. Soloff.

EMPLOYMENT CONTRACTS

     Effective July 1, 1995, the Company entered into an employment agreement with Robert S. Soloff, who is serving as the Company's President, for an initial term that expired on June 30, 1998. The agreement provided for an annual base salary of $180,000, $198,000 and $218,000 in each of the first three years of the agreement. On June 30, 1998, the Board of Directors unanimously voted to extend the term of the contract under the same terms and conditions. For fiscal year 1999, and 2000, Mr. Soloff voluntarily reduced his salary to $114,000. In fiscal year 2001, Mr. Soloff's salary was increased to $138,000. Under the agreement, the base salary may be increased at the discretion of the Board of Directors through (i) any bonus arrangement provided by the Company in its discretion and (ii) other compensation or employee benefit plans and arrangements, if any, provided to other officers and key employees of the Company. Such bonuses will be determined by the non-employee members of the Board of Directors who will take into account the performance of Mr. Soloff and the Company in making such determination. Such bonuses may not exceed 10% of Mr. Soloff's annual compensation for three years. Mr. Soloff is subject to a two-year covenant not to compete with the Company that begins upon the expiration of his contract.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the Company's Common Stock owned as of October 25, 2001 by (i) each person who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and nominee for director, (iii) each named executive officer, and
(iv) all executive officers and directors as a group.

                                                      COMMON STOCK
                                            -----------------------------
                                            AMOUNT AND
                                             NATURE OF
NAME AND ADDRESS OF                          BENEFICIAL         PERCENTAGE
BENEFICIAL OWNER (1)                         OWNERSHIP            OWNED
--------------------                         ---------          ----------
Robert S. Soloff                             2,515,000             69.9%
Lauren H. Soloff                               274,990 (3)          7.1%
Jack Tyransky                                    3,000 (2)           *
Ronald Kalb                                      1,000 (2)           *
All directors and executive
officers as a group (6 people)(2)(4)         2,830,976             74.0%
The Crest Group                                237,500              6.7%

-----------------------------------
 *   Indicates less than one percent.

1) The address of each such person, except for The Crest Group, is c/o Sonics & Materials, Inc., 53 Church Hill Road, Newtown, Connecticut 06470 and except as otherwise set forth in the footnotes below, all shares are beneficially owned and the sole voting and investment power is held by the persons named. The address of The Crest Group is Scotch Road, Trenton, New Jersey 08628.

(2) Represents or includes qualified stock options granted under the Company's Option Plan.

(3) Includes shares of Common Stock issuable upon exercise of currently exercisable non-qualified stock options granted to Ms. Soloff.

(4) Includes 274,390 shares and 10,976 shares that are issuable upon exercise of currently-exercisable non-qualified stock options granted to Lauren H. Soloff and Daniel Grise, respectively, under the Company's Option Plan.

                            REPORT OF AUDIT COMMITTEE

     The Audit Committee of the Board of Directors is composed of three members, two of which are outside directors. It oversees the company's system of internal controls, financial reporting practices and audits to determine that their quality, integrity and objectivity are sufficient to protect stockholder interests. The Audit Committee is assisted in its efforts by Schneider & Associates LLP, the Company's independent auditors. The Audit Committee reviews the work done by the independent auditors each year and determines whether to recommend to the Board of Directors such auditors, or other auditors, to perform the annual audit for the following year. The Board of Directors is in the process of adopting a written charter for the audit committee.

     The Audit Committee met once, with management present, during 2001 to review the overall audit scope, plans and results of the internal audits and independent audits, the Company's internal controls, emerging accounting issues, officer and director expenses, audit fees, goodwill and other intangible values. Based upon its review and discussions, the Audit Committee recommended to the Board of Directors that the annual financial statements for the year ended June 30, 2001 be included in the Company's Annual Report to Stockholders and in the Company's Annual Report on Form 10-KSB that was filed with the Securities and Exchange Commission. The Audit Committee also recommended to the Board that Schneider & Associates LLP be reappointed for fiscal year ending June 30, 2002, subject to the ratification of stockholders at the annual meeting.

     The Audit Committee is satisfied that the internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

Members of the Audit Committee:

/s/ Jack Tyransky                /s/ Ronald Kalb              /s/ Robert Soloff
Jack Tyransky                    Ronald Kalb                  Robert Soloff



                                   PROPOSAL 2
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Schneider & Associates LLP has been designated by the Board of Directors, subject to ratification by the Company's stockholders, to make an examination of the consolidated balance sheet of the Company as of June 30, 2002 and the related consolidated statements of income and cash flows for the fiscal year ending June 30, 2002, and for such other purposes incidental thereto as may be required. Schneider & Associates, LLP has been the Company's independent accountants since April 24, 1998.

     The Company expects that a representative of Schneider & Associates will be present at the meeting and will be available to respond to appropriate questions from stockholders. The representative from Schneider & Associates will have an opportunity to make a statement at the meeting if he or she so desires.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE RATIFICATION OF SCHNEIDER & ASSOCIATES LLP AS THE COMPANY'S INDEPENDENT AUDITORS. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and executive officers and persons who own more than 10% of the Company's Common Stock or other equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company on Forms 3, 4 and 5. Officers, Directors and 10% shareholders are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file. Based solely on a review of the copies of such reports furnished to the Company, the Company believes all Section 16(a) filing requirements applicable to its officers, Directors and 10% beneficial owners were complied with during the fiscal year ended June 30, 2001.

                                  OTHER MATTERS

     The management of the Company does not know of any matters other than those stated in the Proxy Statement which are to be presented for action at the meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

     The Company will bear the cost of preparing, assembling and mailing the proxy, Proxy Statement and other material, which may be sent to its stockholders in connection with this solicitation. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit the return of proxies. The Company may reimburse persons holding stock in their names or in the names of other nominees for their expenses in sending proxies and proxy material to principals. Proxies may be solicited by mail, personal interview, telephone and fax.

     The Company will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-KSB for the year ended June 30, 2001 (as filed with the Securities and Exchange Commission) including the financial statements and the schedules thereto. All such requests should be directed to Lauren H. Soloff, Secretary, Sonics & Materials, Inc., 53 Church Hill Road, Newtown, Connecticut 06470.


                  STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     All proposals of stockholders intended to be included in the proxy statement to be presented at the next Annual Meeting of Stockholders must be received at the Company's executive office in Newtown, Connecticut, no later than June 29, 2002.

                                              By Order of the Board of Directors

                                              /s/ Lauren H. Soloff
                                              Lauren H. Soloff
                                              Secretary


Dated: October 26, 2001